EX-99.(a)(2)
                  Annual Independent Auditors' Servicing Report

                                                           Exhibit 99(a)(2)


                            [LETTERHEAD OF KPMG LLP]



                          Independent Auditors' Report




The Board of Directors
CitiMortgage, Inc.:


We have audited the consolidated financial statements of CitiMortgage, Inc. (an indirect wholly-owned subsidiary of Citigroup Inc.) and subsidiaries (the Company) as of and for the year ended December 31, 2001, and have issued our report thereon dated March 8, 2002. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

In connection with our audit, we noted no instances of noncompliance that are required to be reported herein under the requirements applicable to HUD-approved Title II non-supervised mortgagees, as specified in the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, in August 1997, insofar as they relate to accounting matters related to the Mortgage Pass-Thru Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended for the information and use of the Board of Directors, management of the Company, Bank One Trust Company, NA, First Union National Bank, Citibank, N.A., Bankers Trust Company, State Street Bank & Trust Company, and The Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.


/s/ KPMG LLP

March 8, 2002

                                                                      Exhibit I

                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2001


Citibank, N.A.                                                  Series 1985-K

Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S

Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-F

Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10

Citicorp Mortgage Securities, Inc.
          Citibank, N.A.                                        Series 1987-13A

Citicorp Mortgage Securities, Inc.
     Citibank, N.A.                                             Series 1987-20A

Citicorp Mortgage Securities Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-1A
Citicorp Mortgage Securities Inc.                               Series 1988-8
Citicorp Mortgage Securities, Inc.                              Series 1988-11
Citicorp Mortgage Securities, Inc.                              Series 1988-17
Citicorp Mortgage Securities, Inc.                              Series 1988-20

Citicorp Mortgage Securities, Inc.                              Series 1989-1

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-5A
     Citibank, N.A.                                             Series 1989-5B
Citicorp Mortgage Securities, Inc.                              Series 1989-6
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-8A
     Citibank, N.A.                                             Series 1989-8B
Citicorp Mortgage Securities, Inc.                              Series 1989-9
Citicorp Mortgage Securities, Inc.                              Series 1989-12
Citicorp Mortgage Securities, Inc.                              Series 1989-13
Citicorp Mortgage Securities, Inc.                              Series 1989-19

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2001


Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-5A
     Citibank, N.A.                                             Series 1990-5B
     Citibank, Federal Savings Bank                             Series 1990-5C
Citibank Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-7A
     Citibank, N.A.                                             Series 1990-7B
     Citibank, Federal Savings Bank                             Series 1990-7C
     Citibank, Federal Savings Bank                             Series 1990-7D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-8A
     Citibank, N.A.                                             Series 1990-8B
     Citibank, Federal Savings Bank                             Series 1990-8C
     Citibank, Federal Savings Bank                             Series 1990-8D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-9A
     Citibank, N.A.                                             Series 1990-9B
     Citibank, Federal Savings Bank                             Series 1990-9C
     Citibank, Federal Savings Bank                             Series 1990-9D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-11A
     Citibank, N.A.                                             Series 1990-11B
     Citibank, Federal Savings Bank                             Series 1990-11C
     Citibank, Federal Savings Bank                             Series 1990-11D
     Citibank, Federal Savings Bank                             Series 1990-11E
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-12A
     Citibank, N.A.                                             Series 1990-12B
     Citibank, Federal Savings Bank                             Series 1990-12C
Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-18

Citicorp Mortgage Trust III
     Citicorp Mortgage, Inc.                                    Series 1990-IIIA
     Citibank, N.A.                                             Series 1990-IIIB
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1990-IIIC

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2001


Citicorp Mortgage Securities, Inc.                              Series 1991-4
Citicorp Mortgage Securities, Inc.                              Series 1991-5
Citicorp Mortgage Securities, Inc.                              Series 1991-6
Citicorp Mortgage Securities, Inc.                              Series 1991-14

Citicorp Mortgage Securities, Inc.                              Series 1992-1
Citicorp Mortgage Securities, Inc.                              Series 1992-4
Citicorp Mortgage Securities, Inc.                              Series 1992-7
Citicorp Mortgage Securities, Inc.                              Series 1992-9
Citicorp Mortgage Securities, Inc.                              Series 1992-12
Citicorp Mortgage Securities, Inc.                              Series 1992-13
Citicorp Mortgage Securities, Inc.                              Series 1992-14
Citicorp Mortgage Securities, Inc.                              Series 1992-15
Citicorp Mortgage Securities, Inc.                              Series 1992-16
Citicorp Mortgage Securities, Inc.                              Series 1992-17
Citicorp Mortgage Securities, Inc.                              Series 1992-18
Citicorp Mortgage Securities, Inc.                              Series 1992-19
Citicorp Mortgage Securities, Inc.                              Series 1992-20

Citicorp Mortgage Securities, Inc.                              Series 1993-1
Citicorp Mortgage Securities, Inc.                              Series 1993-2
Citicorp Mortgage Securities, Inc.                              Series 1993-3
Citicorp Mortgage Securities, Inc.                              Series 1993-4
Citicorp Mortgage Securities, Inc.                              Series 1993-5
Citicorp Mortgage Securities, Inc.                              Series 1993-6
Citicorp Mortgage Securities, Inc.                              Series 1993-7
Citicorp Mortgage Securities, Inc.                              Series 1993-8
Citicorp Mortgage Securities, Inc.                              Series 1993-9
Citicorp Mortgage Securities, Inc.                              Series 1993-10
Citicorp Mortgage Securities, Inc.                              Series 1993-11
Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-13
Citicorp Mortgage Securities, Inc.                              Series 1993-14

Citicorp Mortgage Securities, Inc.                              Series 1994-1
Citicorp Mortgage Securities, Inc.                              Series 1994-2
Citicorp Mortgage Securities, Inc.                              Series 1994-3
Citicorp Mortgage Securities, Inc.                              Series 1994-4
Citicorp Mortgage Securities, Inc.                              Series 1994-5

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2001


Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-7
Citicorp Mortgage Securities, Inc.                              Series 1994-8
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-10
Citicorp Mortgage Securities, Inc.                              Series 1994-11
Citicorp Mortgage Securities, Inc.                              Series 1994-12
Citicorp Mortgage Securities, Inc.                              Series 1994-13

Citicorp Mortgage Securities, Inc.                              Series 1995-1
Citicorp Mortgage Securities, Inc.                              Series 1995-2
Citicorp Mortgage Securities, Inc.                              Series 1995-3

Citicorp Mortgage Securities, Inc.                              Series 1996-1

Citicorp Mortgage Securities, Inc.                              Series 1997-1
Citicorp Mortgage Securities, Inc.                              Series 1997-2
Citicorp Mortgage Securities, Inc.                              Series 1997-3
Citicorp Mortgage Securities, Inc.                              Series 1997-4
Citicorp Mortgage Securities, Inc.                              Series 1997-5
Citicorp Mortgage Securities, Inc.                              Series 1997-6
Citicorp Mortgage Securities, Inc.                              Series 1997-7

Citicorp Mortgage Securities, Inc.                              Series 1998-1
Citicorp Mortgage Securities, Inc.                              Series 1998-2
Citicorp Mortgage Securities, Inc.                              Series 1998-3
Citicorp Mortgage Securities, Inc.                              Series 1998-4
Citicorp Mortgage Securities, Inc.                              Series 1998-5
Citicorp Mortgage Securities, Inc.                              Series 1998-6
Citicorp Mortgage Securities, Inc.                              Series 1998-7
Citicorp Mortgage Securities, Inc.                              Series 1998-8
Citicorp Mortgage Securities, Inc.                              Series 1998-9
Citicorp Mortgage Securities, Inc.                              Series 1998-10

Citicorp Mortgage Securities, Inc.                              Series 1999-1
Citicorp Mortgage Securities, Inc.                              Series 1999-2
Citicorp Mortgage Securities, Inc.                              Series 1999-3
Citicorp Mortgage Securities, Inc.                              Series 1999-4
Citicorp Mortgage Securities, Inc.                              Series 1999-5

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2001


Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-7
Citicorp Mortgage Securities, Inc.                              Series 1999-8

Citicorp Mortgage Securities, Inc.                              Series 2000-1
Citicorp Mortgage Securities, Inc.                              Series 2000-2
Citicorp Mortgage Securities, Inc.                              Series 2000-3
Citicorp Mortgage Securities, Inc.                              Series 2000-4
Citicorp Mortgage Securities, Inc.                              Series 2000-5
Citicorp Mortgage Securities, Inc.                              Series 2000-6

Salomon Brothers Mortgage Securities VII, Inc.                  Series 2000-1

Citicorp Mortgage Securities, Inc.                              Series 2001-1
Citicorp Mortgage Securities, Inc.                              Series 2001-2
Citicorp Mortgage Securities, Inc.                              Series 2001-3
Citicorp Mortgage Securities, Inc.                              Series 2001-4
Citicorp Mortgage Securities, Inc.                              Series 2001-5
Citicorp Mortgage Securities, Inc.                              Series 2001-6
Citicorp Mortgage Securities, Inc.                              Series 2001-7
Citicorp Mortgage Securities, Inc.                              Series 2001-8
Citicorp Mortgage Securities, Inc.                              Series 2001-9
Citicorp Mortgage Securities, Inc.                              Series 2001-10
Citicorp Mortgage Securities, Inc.                              Series 2001-11
Citicorp Mortgage Securities, Inc.                              Series 2001-12
Citicorp Mortgage Securities, Inc.                              Series 2001-13
Citicorp Mortgage Securities, Inc.                              Series 2001-14
Citicorp Mortgage Securities, Inc.                              Series 2001-15
Citicorp Mortgage Securities, Inc.                              Series 2001-16
Citicorp Mortgage Securities, Inc.                              Series 2001-17
Citicorp Mortgage Securities, Inc.                              Series 2001-18

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Mortgage Loan Trust                                     Series 2001-CPB1


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